                                                                    Exhibit 99.1

                             ARROW ELECTRONICS, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands except per share data)

                                        Three Months Ended             Year Ended
                                           December 31,               December 31,
                                     -----------------------     -----------------------
                                        2003         2002           2003         2002
                                     ----------   ----------     ----------   ----------
Sales                                $2,480,824   $1,890,959     $8,679,313   $7,390,154
                                     ----------   ----------     ----------   ----------
Costs and expenses:
  Cost of products sold               2,093,596    1,574,128      7,258,360    6,130,581
  Selling, general and
    administrative expenses             288,998      256,569      1,112,192    1,020,527
  Depreciation and amortization          16,376       15,641         66,845       66,141
  Restructuring charges                   7,623            -         37,965            -
  Acquisition indemnification
    charge                                    -            -         13,002            -
  Integration charge                          -            -          6,904            -
  Severance charge                            -            -              -        5,375
                                     ----------   ----------     ----------   ----------
                                      2,406,593    1,846,338      8,495,268    7,222,624
                                     ----------   ----------     ----------   ----------

Operating income                         74,231       44,621        184,045      167,530

Equity in earnings of
  affiliated companies                    1,661          641          4,797        2,607

Loss on prepayment of debt (A)              337        2,111          6,571       20,887

Interest expense, net                    33,620       32,145        134,987      152,590
                                     ----------   ----------     ----------   ----------

Income (loss) before income taxes
  and minority interest                  41,935       11,006         47,284       (3,340)

Provision for (benefit from)
  income taxes                           15,620        3,788         21,206       (1,772)
                                     ----------   ----------     ----------   ----------

Income (loss) before minority
  interest                               26,315        7,218         26,078       (1,568)

Minority interest                           303         (376)           378         (706)
                                     ----------   ----------     ----------   ----------

Income (loss) from continuing
  operations                             26,012        7,594         25,700         (862)

Loss from discontinued operations,
  net of taxes (including loss from
  disposal of $6,120, net of tax
  benefit of $4,114,
  in 2002) (B)                                -            -              -       (5,911)
                                     ----------   ----------     ----------   ----------

Income (loss) before cumulative
  effect of change in accounting
  principle                              26,012        7,594         25,700       (6,773)

Cumulative effect of change in
  accounting principle (C)                    -            -              -     (603,709)
                                     ----------   ----------     ----------   ----------

Net income (loss)                    $   26,012   $    7,594     $   25,700   $ (610,482)
                                     ==========   ==========     ==========   ==========

                             ARROW ELECTRONICS, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands except per share data)

                                              Three Months Ended       Year Ended
                                                 December 31,         December 31,
                                              ------------------   ------------------
                                                 2003      2002       2003      2002
                                              --------  --------   --------   -------
Net income (loss) per basic share:
  Income (loss) from continuing operations    $    .26  $    .08   $    .26   $  (.01)
  Loss from discontinued operations (B)              -         -          -      (.06)
  Cumulative effect of change in
    accounting principle (C)                         -         -          -     (6.05)
                                              --------  --------   --------   -------
  Net income (loss) per basic share           $    .26  $    .08   $    .26   $ (6.12)
                                              ========  ========   ========   =======
Net income (loss) per diluted share:
  Income (loss) from continuing operations    $    .26  $    .08   $    .25   $  (.01)
  Loss from discontinued operations (B)              -         -          -      (.06)
  Cumulative effect of change in
    accounting principle (C)                         -         -          -     (6.05)
                                              --------  --------   --------   -------
  Net income (loss) per diluted share         $    .26  $    .08   $    .25   $ (6.12)
                                              ========  ========   ========   =======
Average number of shares outstanding:
  Basic                                        100,329    99,921    100,142    99,786
  Diluted                                      101,587   100,441    100,917    99,786

                             See accompanying notes.

                             ARROW ELECTRONICS, INC.
                                      NOTES

(A) As required by Statement of Financial Accounting Standards No. 145, "Recission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections," the company has recorded any loss on the early retirement of debt as a component of continuing operations. In prior periods such losses were recorded as an extraordinary item, net of taxes, as required by Statement of Financial Accounting Standards No. 4. Accordingly, all prior periods have been restated to present the losses on the early retirement of debt as required by Statement of Financial Accounting Standards No. 145.

(B) In May 2002, the company sold substantially all of the assets of Gates/Arrow Distributing, a business unit within the company's North American Computer Products group that sold commodity computer products such as printers, monitors, other peripherals, and software to value-added resellers in North America. This business is accounted for as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Accordingly, its results have been included in the consolidated statement of operations as a single line item and all prior period information has been restated to reflect this presentation.

(C) The company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," as of January 1, 2002. As a result of the evaluation process, the company recorded an impairment charge of $603.7 million ($6.05 per share on a basic and diluted basis for the year ended December 31, 2002). In accordance with the transitional rules, the company has recorded the impairment charge as a cumulative effect of change in accounting principle effective with the first quarter of 2002.

                             ARROW ELECTRONICS, INC.
                           CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                                    December 31,     December 31,
                                                        2003             2002
                                                    ------------     ------------
Assets

Current assets:
  Cash and short-term investments                    $  612,404       $  694,092
  Accounts receivable, net                            1,770,690        1,378,562
  Inventories                                         1,327,523        1,201,271
  Other                                                  59,030           59,810
                                                     ----------       ----------

Total current assets                                  3,769,647        3,333,735

Property, plant and equipment, net                      288,129          299,518
Investments in affiliated companies                      36,738           32,527
Cost in excess of net assets of
  companies acquired                                    923,256          748,368
Other assets                                            315,218          253,457
                                                     ----------       ----------

                                                     $5,332,988       $4,667,605
                                                     ==========       ==========

Liabilities and Shareholders' Equity

Current liabilities:
  Accounts payable                                   $1,211,724       $  917,271
  Accrued expenses                                      414,551          258,774
  Short-term borrowings, including current
    portion of long-term debt                            14,349          286,348
                                                     ----------       ----------

Total current liabilities                             1,640,624        1,462,393

Long-term debt                                        2,016,627        1,807,113
Other                                                   170,406          162,850
Shareholders' equity                                  1,505,331        1,235,249
                                                     ----------       ----------

                                                     $5,332,988       $4,667,605
                                                     ==========       ==========

                             ARROW ELECTRONICS, INC.
                               SEGMENT INFORMATION
                                 (In thousands)

                         Three Months Ended                Year Ended
                            December 31,                  December 31,
                     --------------------------    --------------------------
                       2003(A)          2002         2003(B)        2002(C)
                     -----------    -----------    -----------    -----------
Sales:
 Components          $ 1,776,111    $ 1,317,213    $ 6,419,537    $ 5,322,196
 Computer products       704,713        573,746      2,259,776      2,067,958
                     -----------    -----------    -----------    -----------
  Consolidated       $ 2,480,824    $ 1,890,959    $ 8,679,313    $ 7,390,154
                     ===========    ===========    ===========    ===========

Operating income:
 Components          $    71,379    $    40,004    $   237,930    $   183,680
 Computer products        30,540         23,514         78,180         58,501
 Corporate               (27,688)       (18,897)      (132,065)       (74,651)
                     -----------    -----------    -----------    -----------
  Consolidated       $    74,231    $    44,621    $   184,045    $   167,530
                     ===========    ===========    ===========    ===========

(A) Includes a restructuring charge of $7.6 million.

(B) Includes restructuring charges totaling $38.0 million, an acquisition indemnification charge of $13.0 million, and an integration charge of $6.9 million.

(C) Includes a severance charge of $5.4 million.